UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 30, 2007
SUPERIOR OFFSHORE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33412 (Commission File Number)	72-1264943 (I.R.S. Employer Identification No.)
717 Texas Avenue, Suite 3150
Houston, Texas 77002
(Address of principal executive offices, including zip code)
(713) 910-1875
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On November 30, 2007, Superior Offshore International, Inc. (the “Company”) entered into a commitment letter (the “Commitment Letter”) with AIG Commercial Equipment Finance, Inc. (“AIGCEF”) with respect to a proposed five-year, $80,000,000 senior secured credit facility consisting of a construction loan and a term loan (the “Term Loan Facility”). The Term Loan Facility will replace the Company’s existing $55,000,000 senior secured term loan with Fortis Capital Corp. (“Fortis”) and will be used to fund milestone payments with respect to the construction of the Superior Achiever, a DP III deepwater construction and dive support vessel that is expected to be delivered in the second half of 2008.
     The Term Loan Facility initially will bear interest at an annual rate equal to the London Interbank Offered Rate plus 4.00%. Following the delivery of the Superior Achiever, the interest rate will be revised to an annual rate equal to the five-year Interest Rate Swap then in effect, as published in the Federal Reserve Statistical Release H.15, plus 375 basis points.
     The Term Loan Facility will contain certain financial and other covenants that are usual and customary for transactions of this nature and which are described in the Commitment Letter attached as an exhibit to this report.
     The Term Loan Facility is expected to close on or before December 21, 2007, in accordance with the terms of the waiver received from Fortis on November 14, 2007 with respect to the Company’s existing senior secured term loan.
     The obligation of AIGCEF to enter into the Term Loan Facility is subject to certain conditions, including the absence of any condition or circumstance that has had or could be reasonably expected to have a material adverse effect on the Company.
     This report contains only a summary of certain provisions of the Commitment Letter. The summary does not purport to be a complete summary of the Commitment Letter and is qualified in its entirety by reference to the Commitment Letter, which is filed as an exhibit hereto.
Forward Looking Statements
     Certain statements contained in this report are forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements include expected uses of proceeds from the Term Loan Facility; the expected terms of the Term Loan Facility; expected drydocking and construction schedules and the dates vessels and equipment will be placed in service; and the expected closing of the Term Loan Facility. The Company has based these statements on its assumptions and analyses in light of its experience and perception of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate in the circumstances, including the conditions to which the term loan commitment is subject. Forward-looking statements by their nature involve substantial risks and uncertainties that could significantly affect expected results, and actual future results could differ materially from those described in such statements. Although it is not possible to identify all factors, the Company continues to face many risks and uncertainties. Some of the factors that could cause actual future results to differ materially are described under the caption “Risk Factors” in the Company’s Prospectus, dated April 19, 2007 and filed with the SEC on April 20, 2007, and the Company’s other filings with the SEC.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibit is filed herewith:
99.1	Commitment Letter dated November 30, 2007 between AIG Commercial Equipment Finance, Inc. and Superior Offshore International, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR OFFSHORE INTERNATIONAL, INC.
Dated: December 5, 2007	By:	/s/ Roger D. Burks
Roger D. Burks
Executive Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Commitment Letter dated November 30, 2007 between AIG Commercial Equipment Finance, Inc. and Superior Offshore International, Inc.